May 23, 2000



Dear Fellow Shareholders:

     Through the first quarter of calendar year 2000, Nicholas Equity Income Fund's total return was 5.92%. This compares with the 2.29% advance for the S&P 500 Index. Net assets were $18.3 million at March 31, 2000, consisting of 87% stocks, 3% convertible bonds and 10% cash and equivalents.

     Returns for Nicholas Equity Income Fund and selected indices are provided in the chart below for the periods ended March 31, 2000.

[CAPTION]

                                               Average Annual Total Return*
                                               ---------------------------
                                                           Three      Five
                                    3 Months   One Year     Years     Years
                                   ------------------------------------------
  Nicholas Equity Income Fund, Inc.
  (Distributions Reinvested).......  5.92%     (4.20)%     3.81%       7.79%
  Standard & Poor's 500 Index
  (Dividends Reinvested)...........  2.29%      17.94%    27.39%      26.75%
  Lehman Brothers U.S. Intermediate
  Corporate Bond Index ............  1.24%       1.40%     6.11%       6.92%
  Consumer Price Index ............  1.42%       3.69%     2.28%       2.50%
  Ending value of $10,000
  invested in Nicholas Equity
  Income Fund  (Distributions
  Reinvested) .....................$10,592      $9,580    $11,187     $14,549


     The Fund's objective is to produce reasonable current income with moderate long-term growth. In recent months management has moved more toward income-producing stocks and away from bonds. In most instances, we favor stocks of companies that have raised their dividends with some consistency. In spite of the significant reduction in bonds, the 30-day annualized yield* was still 3.88% at March 31, 2000. We will continue to seek out equities of companies that have growth in their net income and dividend payments over time.

     Thank you for your interest in Nicholas Equity Income Fund.

                         Sincerely,

                     /S/ Albert O. Nicholas
                         ------------------
                         Albert O. Nicholas
                         President


*Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value, return and yield will fluctuate so an investment, when redeemed, may be worth more or less than original cost. The Fund's average annual total return for the life of the Fund, November 23, 1993 through March 31, 2000 is 7.49%.




Financial Highlights
(For a share outstanding throughout each period)
------------------------------------------------------------------------------
[CAPTION]

                                       Year Ended March 31,
                                       --------------------
                              2000      1999      1998      1997      1996
                              ----      ----      ----      ----      ----
NET ASSET VALUE,
   BEGINNING OF PERIOD       $12.32    $14.35    $12.27    $12.35    $10.56
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income         .40       .44       .47       .48       .36
  Net gains (losses) on
   securities (realized
   and unrealized)             (.94)    (1.66)     2.77       .44      1.77
                              -----     -----     -----     -----     -----
    Total from investment
     operations                (.54)    (1.22)     3.24       .92      2.13
                              -----     -----     -----     -----     -----

  LESS DISTRIBUTIONS:
  From net investment
   income                      (.44)     (.48)     (.50)     (.45)     (.34)
  From capital gains             --      (.17)     (.66)     (.55)       --
  In excess of book realized
   gains (Note 1(d))           (.24)     (.16)      --        --        --
                              -----     -----     -----     -----     -----

    Total distributions        (.68)     (.81)    (1.16)    (1.00)     (.34)
                              -----     -----     -----     -----     -----

NET ASSET VALUE, END OF
   PERIOD                    $11.10    $12.32    $14.35    $12.27    $12.35
                              -----     -----     -----     -----     -----
                              -----     -----     -----     -----     -----

TOTAL RETURN                (4.20)%    (8.65)%   27.83%     7.83%    20.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (millions)                  $18.3     $25.0     $29.0     $20.8     $15.8
Ratio of expenses to
  average net assets (1)      0.90%     0.90%     0.90%     0.90%     1.38%
Ratio of net investment
  income to average net
  assets (1)                  3.30%     3.36%     3.61%     4.12%     3.26%
Portfolio turnover rate      79.34%    54.41%    36.83%    23.05%    68.85%

(1) Net of reimbursements by adviser. Absent reimbursement of expenses, the ratio of expenses to average net assets would have been 1.18%, 1.10%, 1.08%, 1.18% and 1.40% for the fiscal years ended March 31, 2000, 1999, 1998, 1997 and 1996, respectively. Also, the respective ratio of net investment income to average net assets would have been 3.02%, 3.16%, 3.43%, 3.84% and 3.24%.

       The accompanying notes to financial statements are an integral part of these statements.

Top Ten Portfolio Holdings
March 31, 2000 (unaudited)
------------------------------------------------------------------------------
                                                                 Percentage
Name                                                            of Net Assets
----                                                            -------------
Waddell & Reed Financial, Inc. - Class A......................     6.94%
RPM, Inc......................................................     4.81%
General Motors Corporation....................................     4.53%
Pharmacia & Upjohn, Inc.......................................     4.21%
Vulcan Materials Company......................................     4.01%
Pfizer Inc....................................................     4.00%
Firstar Corporation ..........................................     3.99%
American Home Products Corporation............................     3.81%
Interpublic Group of Companies, Inc. (The)....................     3.62%
Aon Corporation...............................................     3.53%
                                                                  ------
     Total of top ten ........................................    43.45%
                                                                  ------
                                                                  ------

Schedule of Investments
March 31, 2000
------------------------------------------------------------------------------


  Shares or                                                 Quoted
  Principal                                                 Market
  Amount                                                    Value
  ---------                                              ------------
                                                         (Note 1 (a))
COMMON STOCKS - 86.96%
              Communication Services - 3.49%
        9,000 GTE Corporation                          $      639,000
                                                       ---------------

              Consumer Cyclicals - Products - 13.35%
       10,000 General Motors Corporation                      828,125
       80,000 RPM, Inc.                                       880,000
       16,000 Vulcan Materials Company                        733,000
                                                        --------------
                                                            2,441,125
                                                        --------------
              Consumer Cyclicals - Retail - 4.90%
       20,000 Dollar General Corporation                      537,500
       15,000 Genuine Parts Company                           358,125
                                                        --------------
                                                              895,625
                                                        --------------

              Consumer Cyclicals - Services - 12.41%
       15,000 Cintas Corporation                              587,813
       14,000 Interpublic Group of Companies, Inc. (The)      661,500
       30,000 Landauer, Inc.                                  547,500
       42,000 ServiceMaster Company (The)                     472,500
                                                        --------------
                                                            2,269,313
                                                        --------------

              Consumer Staples - Drug, Retail
               Food & Beverages - 1.78%
       10,300 Tootsie Roll Industries, Inc.                   324,450
                                                        --------------

              Consumer Staples - Products - 5.17%
       10,000 Pitney Bowes Inc.                               446,875
       25,000 Wisconsin Energy Corporation                    498,437
                                                        --------------
                                                              945,312
                                                        --------------

              Financial - Banks &
               Diversified Financials - 9.28%
       31,808 Firstar Corporation                             729,596
       16,000 Household International, Inc.                   597,000
       20,000 National Commerce Bancorporation                370,000
                                                        --------------
                                                            1,696,596
                                                        --------------

              Financial - Brokerage & Investment
               Management - 6.94%
       30,000 Waddell & Reed Financial, Inc. - Class A      1,269,375
                                                        --------------

              Financial - Insurance - 11.69%
        7,000 American General Corporation                    392,875
       20,000 Aon Corporation                                 645,000
        3,000 Marsh & McLennan Companies, Inc.                330,937
       15,000 Mercury General Corporation                     442,500
        8,000 Renaissance Holdings Ltd.                       327,000
                                                        --------------
                                                            2,138,312
                                                        --------------

              Financial Real Estate
               Investment Trusts - 5.93%
       44,850 Correctional Properties Trust                   515,775
       70,000 National Health Realty, Inc.                    568,750
                                                        ---------------
                                                             1,084,525
                                                        ---------------

              Health Care - Products - 12.02%
       13,000 American Home Products Corporation              697,125
       20,000 Pfizer Inc.                                     731,250
       13,000 Pharmacia & Upjohn, Inc.                        770,250
                                                        --------------
                                                            2,198,625
                                                        --------------

                TOTAL COMMON STOCKS
              (cost $14,523,424)                           15,902,258
                                                          ------------

CONVERTIBLE BOND - 3.21%
              Health Care - Services - 3.21%
   $1,000,000 Assisted Living Concepts, Inc.
              6.00%, due November 1, 2002
                 (cost $970,000)                              587,500
                                                        --------------

SHORT-TERM INVESTMENTS - 9.52%
              Commercial Paper - 6.01%
      500,000 Banta Corporation                               499,912
              6.35%, due April 4, 2000
      600,000 WICOR Industries, Inc.                          599,580
              6.30%, due April 7, 2000
                                                         -------------
                                                            1,099,492
                                                         -------------

              Variable Rate Demand Notes - 3.51%
      555,489 General Mills, Inc.
              5.74%, due April 3, 2000                        555,489
       86,350 Warner-Lambert Company
              5.77%, due April 3, 2000                         86,350
                                                         -------------
                                                              641,839
                                                         -------------
                Total Short-Term Investments
                 (cost $1,740,487)                           1,741,331
                                                         --------------

                Total Investments
                 (cost $17,233,911) - 99.69%                18,231,089
                                                         --------------

              Other Assets, Net of
               Liabilities -  0.31%                             56,715
                                                         --------------

                TOTAL NET ASSETS -
              (Basis of percentages disclosed above)- 100%  $18,287,804
                                                         ---------------
                                                         ---------------


  The accompanying notes to financial statements are an integral part of this schedule.


Historical Record (unaudited)
------------------------------------------------------------------------------
[CAPTION]

                                    Net Investment                     Dollar         Growth of
                           Net          Income      Capital Gain      Weighted      An Initial
                        Asset Value  Distributions  Distributions  Price/Earnings    $10,000
                         Per Share     Per Share      Per Share       Ratio **    Investment ***
                        ----------- --------------  -------------  -------------- -------------
November 23, 1993 *.....  $10.00        $    --         $ --             --           10,000
March 31, 1994.........    10.04        0.0133           --            14.4 times     10,053
March 31, 1995..........   10.56        0.2810           --            14.6           10,871
March 31, 1996..........   12.35        0.3370           --            16.8           13,111
March 31, 1997..........   12.27        0.4527         0.5483          15.9           14,138
March 31, 1998..........   14.35        0.5014         0.6586          23.0           18,072
March 31, 1999.........    12.32        0.4843         0.3278          22.0           16,509
March 31, 2000.........    11.10        0.4447 (a)     0.2392 (a)      20.6           15,816

   *  Date of Initial Public Offering.                   (a) Paid $0.0460 in net investment income
  **  Based on latest 12 months accomplished earnings.       on April 30, 1999 to
 ***  Assuming reinvestment of all distributions.            shareholders of record April 29, 1999.
                                                             Paid $0.0995 in net investment income on July 29, 1999
                                                             to shareholders of record July 28, 1999.
                                                             Paid $0.0980 in net investment income on October 28, 1999
Range in quarter end price/earnings ratios                   to shareholders of record October 27, 1999.
                                                             Paid $0.2012 in net investment income and $0.2392
       High                      Low                         in capital gains on December 29, 1999 to shareholders of
--------------------    -----------------------              record December 28, 1999.
March 31, 1998  23.0    December 31, 1994  13.9



Statement of Assets and Liabilities
March 31, 2000
-------------------------------------------------------------------------------
[CAPTION]

ASSETS:
      Investments in securities at market value (cost $17,233,911)(Note 1 (a))...   $18,231,089
      Dividend and interest receivables..........................................        95,358
                                                                                    -----------
                  Total assets...................................................    18,326,447
                                                                                    -----------

LIABILITIES:
            Payables and accrued expenses........................................        38,643
                                                                                    -----------
                  Total net assets...............................................   $18,287,804
                                                                                    -----------
                                                                                    -----------

NET ASSETS CONSIST OF:
      Fund shares issued and outstanding.........................................   $17,912,849
      Net unrealized appreciation on investments (Note 3)........................       996,334
      Distributions in excess of book realized gains (Note 1 (d))................      (407,194)
      Accumulated net realized book loss on investments..........................      (214,185)
                                                                                    -----------

                                                                                    $18,287,804
                                                                                    -----------
                                                                                    -----------


NET ASSET VALUE PER SHARE ($.0001 par value, 500,000,000 shares authorized), offering price and redemption price ($18,287,804/1,647,173 shares
       outstanding)......................................................     $11.10
                                                                                        ------
                                                                               ------

      The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended March 31, 2000
-------------------------------------------------------------------------------

INCOME:
      Dividend .....................................               $   579,033
      Interest .....................................                   303,370
                                                                   -----------
                                                                       882,403
                                                                   -----------

EXPENSES:
      Management fee (Note 2)......................                    146,946
      Legal fees...................................                     40,804
      Audit and tax consulting fees................                     19,975
      Registration fees............................                     13,177
      Transfer agent fees..........................                     13,080
      Directors' fees.... .........................                      3,600
      Postage and mailing..........................                      3,049
      Insurance ...................................                      2,965
      Printing ....................................                      2,069
      Pricing .....................................                      1,222
      Custodian ...................................                        985
      Other operating expenses ....................                        504
                                                                   -----------
               Total expenses before reimbursement                     248,376
               Reimbursement of expenses by adviser (Note 2)           (59,446)
                                                                   -----------
                                                                       188,930
                                                                   -----------
               Net investment income..............                     693,473
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS..................                     101,762
                                                                   -----------

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (1,682,790)
                                                                   -----------
               Net realized and unrealized loss
                on investments....................                  (1,581,028)
                                                                   -----------

               Net decrease in net assets resulting
                from operations...................                   $(887,555)
                                                                   -----------
                                                                   -----------

       The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended March 31, 2000 and 1999
------------------------------------------------------------------------------
[CAPTION]

INCREASE (DECREASE) IN NET ASSETS:                                                 2000          1999


                                                                                 -----------    -----------
OPERATIONS:
    Net investment income.....................................................   $   693,473    $   905,438
    Net realized gain on investments..........................................       101,762        319,270
    Net decrease in unrealized appreciation on investments....................    (1,682,790)    (3,801,724)
                                                                                 -----------    -----------
         Net decrease in net assets resulting from operations.................      (887,555)    (2,577,016)
                                                                                 -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income
      ($0.4447 and $0.4843 per share, respectively)...........................      (782,515)      (993,087)
    Distributions from net realized gains on investment transactions
      ($0.1717 per share in fiscal year 1999).................................          --         (347,309)
    Distributions in excess of book realized gains
      ($0.2392 and $0.1561 per share, respectively) (Note 1 (d))..............      (407,194)      (315,947)
                                                                                 -----------    -----------
         Total distributions..................................................    (1,189,709)    (1,656,343)
                                                                                 -----------    -----------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued (97,105 and 264,804 shares, respectively).....    1,146,863      3,490,779
    Reinvestment of distributions
      (102,367 and 121,051 shares, respectively)..............................    1,126,193      1,564,910
    Cost of shares redeemed (582,893 and 374,179 shares, respectively)........   (6,928,838)    (4,773,373)
                                                                                 -----------    -----------
         Increase (decrease) in net assets derived from capital
           share transactions.................................................   (4,655,782)       282,316
                                                                                 -----------    -----------

         Total decrease in net assets.........................................   (6,733,046)    (3,951,043)
                                                                                 -----------    -----------

NET ASSETS:
   Beginning of period (including undistributed net
     investment income of $89,042 and $176,691, respectively).................   25,020,850     28,971,893
                                                                                 -----------    -----------
   End of period (including undistributed net
     investment income of $89,042 in fiscal year 1999)........................  $18,287,804    $25,020,850
                                                                                 -----------    -----------
                                                                                 -----------    -----------

    The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
March 31, 2000
-----------------------------------------------------------------------------

(1) Summary of Significant Accounting Policies --
        The Nicholas Equity Income Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration. To achieve its primary objective, the Fund generally will have at least 65% of its total assets invested in income-producing equity securities. The following is a summary of the significant accounting policies of the Fund:

        (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Market values of most debt securities are based on valuations provided by a pricing service which determines valuations for normal institutional-size trading units of securities using market information, transactions for comparable securities and various other relationships between securities which are generally recognized by institutional traders. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are generally recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for federal income tax purposes.

        (b) Net realized gains and losses on common stocks were computed on the basis of specific identification.

        (c) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

        (d) The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gains on investments and accumulated undistributed net investment income. Accordingly, at March 31, 2000, no reclassifications were recorded.

             The fund hereby designates approximately $384,000 as long term capital gain for the purposes of the dividends paid deduction.

        (e) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

        (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

(2) Investment Adviser and Management Agreement --
        The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on .70 of 1% on an annual basis of the average net asset value up to and including $50 million, and .60 of 1% on an annual basis of the average net asset value in excess of $50 million. The adviser has decided to absorb all expenses of the fund in excess of .90% of average net assets. The adviser reimbursed $59,446 to the Fund which represents the expenses in excess of .90% of average net assets for the fiscal year ended March 31, 2000. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel.
        The advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
        Aggregate gross unrealized appreciation (depreciation) as of March 31, 2000 based on investment cost for federal tax purposes is as follows:
             Aggregate gross unrealized
               appreciation on investments .................   $2,615,873
             Aggregate gross unrealized
               depreciation on investments .................   (1,619,539)
                                                              -----------
                  Net unrealized appreciation ..............     $996,334
                                                              -----------
                                                              -----------

(4) Investment Transactions --
        For the year ended March 31, 2000, the cost of purchases and the proceeds from sales of investments, other than short-term obligations, aggregated $13,117,837 and $15,868,040, respectively.



Report of Independent Public Accountants
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Nicholas Equity Income Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of NICHOLAS EQUITY INCOME FUND, INC. (a Maryland corporation), including the schedule of investments, as of March 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Equity Income Fund, Inc. as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States.

April 24, 2000




ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,


                        Officers and Directors

                          ALBERT O. NICHOLAS
                        President and Director

                           ROBERT H. BOCK
                              Director

                          MELVIN L. SCHULTZ
                              Director

                           RICHARD SEAMAN
                              Director

                          DAVID L. JOHNSON
                      Executive Vice President

                          THOMAS J. SAEGER
               Executive Vice President and Secretary

                          DAVID O. NICHOLAS
                        Senior Vice President

                          LYNN S. NICHOLAS
                        Senior Vice President

                           JEFFREY T. MAY
                Senior Vice President and Treasurer

                           MARK J. GIESE
                           Vice President

                          CANDACE L. LESAK
                           Vice President

                          TRACY C. EBERLEIN
                      Assistant Vice President

                         Investment Adviser
                        NICHOLAS COMPANY, INC.
                        Milwaukee, Wisconsin
                    414-272-6133 or 800-227-5987

                          Transfer Agent
                 FIRSTAR MUTUTAL FUND SERVICES, LLC
                       Milwaukee, Wisconsin
                   414-276-0535 or 800-544-6547

                             Custodian
                FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                         Cincinnati, Ohio

                            Auditors
                       ARTHUR ANDERSEN LLP
                      Milwaukee, Wisconsin

                             Counsel
                    MICHAEL, BEST & FRIEDRICH LLP
                       Milwaukee, Wisconsin


        This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.